UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2003

NETSOLVE, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24983	75-2094811-2
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9500 Amberglen Boulevard

Austin, Texas 78729

(Address of principal executive offices, including zip code)

(512) 340-3000

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Registrant’s press release, dated June 6, 2003, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1	Certification of David D. Hood, the registrant’s chief executive officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Kenneth C. Kieley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.3	Registrant’s Press Release, dated June 6, 2003.

Item 9. REGULATION FD DISCLOSURE

On June 6, 2003, the registrant filed with the Commission its Annual Report on Form 10-K for the period ended March 31, 2003 accompanied by the certifications of David Hood, the registrant’s chief executive officer, and Kenneth C. Kieley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certificates are attached hereto as Exhibits 99.1 and 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSOLVE, INCORPORATED

/s/ David D. Hood
Name:	David D. Hood
Title:	President and Chief Executive Officer

June 6, 2003

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Index to Exhibits

ITEM NUMBER	EXHIBIT

99.1	Certification of David Hood, the registrant’s chief executive officer required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Kenneth C. Kieley, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

99.3	Registrant’s Press Release, dated June 6, 2003.

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